SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2003


                         ALABAMA NATIONAL BANCORPORATION
 -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                    0-25160                     63-1114426
(State of Incorporation)    (Commission File Number)   (IRS Employer
                                                       IdentificationNumber)


               1927 First Avenue North, Birmingham, Alabama 35203
          (Address of principal executive offices, including zip code)

                                 (205) 583-3600
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit Number                 Exhibit
         --------------                 -------
         99.1                           Press Release dated July 16, 2003


Item 9. Regulation FD Disclosure/Results of Operations and Financial Condition (Provided Pursuant to Item 12).

         On July 16, 2003, Alabama National BanCorporation issued a press release announcing financial results for the six months and quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission. This information shall be deemed provided under Item 12 of Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        Alabama National Bancorporation

                        By: /s/ William E. Matthews, V
                            --------------------------
                            William E. Matthews, V
                            Executive Vice President and Chief Financial Officer


Dated: July 16, 2003



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                                INDEX TO EXHIBITS


Exhibit Number                         Exhibit
--------------                         -------
99.1                                   Press Release dated July 16, 2003 *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.